UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
1/31/13 (Unaudited)

CORPORATE BONDS AND NOTES (34.3%)(a)
	Principal amount	Value

Banking (9.7%)

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	$415,000	$413,946

Bank of America Corp. sr. unsec. notes 5 3/8s, 2014	250,000	264,361

Bank of America Corp. sr. unsec. unsub. FRN notes 1.855s, 2014	760,000	770,966

Bank of America Corp. sr. unsec. unsub. FRN notes 1.722s, 2014	500,000	504,761

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes 0.532s, 2015	700,000	700,006

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec. FRN notes 0.972s, 2014 (Japan)	250,000	250,840

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014 (United Kingdom)	1,300,000	1,379,654

Capital One Financial Corp. sr. unsec. unsub. FRN notes 1.454s, 2014	500,000	505,047

Citigroup, Inc. sr. unsec. notes FRN 2.31s, 2013	1,100,000	1,109,910

Fifth Third Bancorp sr. unsec. notes 6 1/4s, 2013	1,450,000	1,469,684

HSBC Finance Corp. sr. unsec. unsub. notes 4 3/4s, 2013	1,700,000	1,731,831

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)	129,000	134,366

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)	420,000	425,922

ING Bank NV 144A sr. unsec. notes FRN 1.358s, 2013 (Netherlands)	900,000	900,760

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	662,438

JPMorgan Chase & Co. sr. unsec. notes FRN 1.359s, 2015	1,025,000	1,038,233

KeyCorp sr. unsec. unsub. notes Ser. MTN, 6 1/2s, 2013	1,100,000	1,117,877

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 4 7/8s, 2016 (United Kingdom)	510,000	564,299

National Australia Bank, Ltd. 144A sr. unsec. unsub. notes FRN 1.251s, 2014 (Australia)	405,000	409,731

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)	750,000	764,666

Nationwide Building Society 144A sr. unsec. sub. notes 5 1/4s, 2014 (United Kingdom)	400,000	413,202

PNC Funding Corp. sr. unsec. notes 3s, 2014	1,500,000	1,547,127

Royal Bank of Scotland PLC (The) sr. unsec. unsub. notes 2.55s, 2015 (United Kingdom)	855,000	881,536

Royal Bank of Scotland PLC (The) 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2014 (United Kingdom)	430,000	455,955

Royal Bank of Scotland PLC (The) sr. unsec. notes 4 7/8s, 2015 (United Kingdom)	250,000	269,227

Scotland International Finance No2 BV 144A bank guaranty unsec. sub. notes 4 1/4s, 2013 (Netherlands)	1,195,000	1,204,678

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s, 2014 (United Kingdom)	1,400,000	1,511,066

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s, 2013 (Japan)	685,000	689,411

UBS AG/Stamford CT sr. unsec. notes 2 1/4s, 2014	1,000,000	1,015,544

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)	200,000	215,500

Wachovia Bank NA sr. unsec. sub. notes FRN Ser. BKNT, 0.693s, 2014	1,250,000	1,246,324

Westpac Banking Corp. 144A sr. unsec. notes FRN 1.041s, 2014 (Australia)	400,000	402,669

		24,971,537
Basic materials (1.8%)

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	845,000	893,323

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	500,000	507,149

ArcelorMittal sr. unsec. unsub. notes 5 3/8s, 2013 (France)	600,000	606,270

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. notes FRN 0.581s, 2014 (Australia)	500,000	501,191

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	152,000	165,090

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	790,000	814,210

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	245,000	340,019

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013	825,000	844,705

		4,671,957
Capital goods (1.9%)

Caterpillar Financial Services Corp. sr. unsec. notes FRN 0.61s, 2013	650,000	651,899

Caterpillar Financial Services Corp. sr. unsec. notes FRN 0.598s, 2014	1,500,000	1,504,340

John Deere Capital Corp. sr. unsec. unsub. notes FRN 0.705s, 2013	900,000	902,675

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	505,000	506,604

United Technologies Corp. sr. unsec. unsub. notes FRN 0.581s, 2013	1,200,000	1,202,826

		4,768,344
Communication services (2.0%)

BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014	500,000	535,478

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec. unsub. notes 7 3/8s, 2013	1,000,000	1,051,006

Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015	447,000	495,691

Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 5 1/4s, 2013 (Netherlands)	1,265,000	1,291,828

SBA Tower Trust 144A company guaranty mtge. notes 4.254s, 2015	625,000	663,606

Verizon New England, Inc. sr. unsec. debs. Ser. C, 4 3/4s, 2013	945,000	971,755

		5,009,364
Consumer cyclicals (1.3%)

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	465,000	525,450

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 3/4s, 2014	1,250,000	1,334,554

QVC, Inc. 144A sr. notes 7 1/8s, 2017	215,000	224,850

Turner Broadcasting System, Inc. company guaranty sr. unsec. unsub. notes 8 3/8s, 2013	360,000	371,226

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	327,446

Volkswagen International Finance NV 144A company guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)	500,000	506,095

		3,289,621
Consumer finance (0.3%)

American Express Credit Corp. sr. unsec. sub. notes FRN 1.411s, 2015	600,000	611,168

Capital One Bank sr. unsec. sub. notes 6 1/2s, 2013	250,000	255,190

		866,358
Consumer staples (4.5%)

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes FRN 0.665s, 2014	700,000	702,450

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2014	914,000	988,163

ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014	500,000	529,417

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,004,844

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	400,000	458,000

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	321,261

Delhaize Group company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	1,000,000	1,039,955

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 7 3/8s, 2014 (United Kingdom)	853,000	906,986

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	1,800,000	1,838,759

Kroger Co. (The) company guaranty sr. unsec. notes 5s, 2013	1,850,000	1,866,466

Mondelez International, Inc. sr. unsec. notes 2 5/8s, 2013	730,000	733,558

Walgreen Co. sr. unsec. unsub. FRN notes 0.81s, 2014	1,000,000	1,001,538

		11,391,397
Energy (0.3%)

EnCana Corp. sr. unsec. unsub. notes 4 3/4s, 2013 (Canada)	500,000	513,837

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	30,973

Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,346

		670,156
Financial (0.5%)

Erac USA Finance Co. 144A company guaranty sr. notes 2 3/4s, 2013	445,000	448,231

General Electric Capital Corp. sr. unsec. unsub. notes FRN Ser. MTN, 0.935s, 2014	500,000	503,093

General Electric Capital Corp. sr. unsec. unsub. notes FRN Ser. MTNA, 1.212s, 2013	275,000	275,760

		1,227,084
Health care (0.1%)

Zoetis Inc. 144A sr. unsec. notes 1.15s, 2016	265,000	265,446

		265,446
Insurance (2.7%)

Aflac, Inc. sr. unsec. notes 3.45s, 2015	1,000,000	1,063,846

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs. FRB 8 1/8s, 2038	235,000	272,013

Jackson National Life Global Funding, Co. 144A sr. unsub. notes 5 3/8s, 2013	1,000,000	1,011,314

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	100,000	105,844

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2013	100,000	100,858

Metropolitan Life Global Funding I 144A sr. unsub. FRN notes 0.659s, 2014	500,000	499,894

Metropolitan Life Global Funding I 144A unsec. notes FRN 0.711s, 2013	500,000	500,392

Monumental Global Funding II 144A sr. unsub. notes FRN 0.471s, 2013	600,000	599,838

Monumental Global Funding, Ltd. 144A sr. unsub. notes 5 1/2s, 2013	400,000	404,245

Monumental Global Funding, Ltd. 144A sr. unsub. notes 5 1/4s, 2014	550,000	572,542

New York Life Global Funding 144A notes 3s, 2015	930,000	979,528

Principal Life Global Funding II 144A notes 1s, 2015	260,000	260,904

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015	446,500	461,877

		6,833,095
Real estate (4.0%)

Duke Realty LP sr. unsec. notes 6 1/4s, 2013(R)	1,000,000	1,015,463

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014(R)	1,000,000	1,072,823

HCP, Inc. sr. unsec. notes 5.65s, 2013(R)	500,000	520,768

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014(R)	1,000,000	1,017,818

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014(R)	800,000	851,539

ProLogis LP company guaranty sr. unsec. notes 5 1/2s, 2013	1,600,000	1,605,141

Regency Centers LP company guaranty sr. unsec. unsub. notes 4.95s, 2014	750,000	783,643

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015(R)	700,000	770,083

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015(R)	770,000	816,734

UDR, Inc. sr. unsec. notes 6.05s, 2013(R)	750,000	762,898

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A company guaranty sr. unsec. notes 7 1/2s, 2014	1,000,000	1,086,660

		10,303,570
Technology (1.0%)

IBM Corp. sr. unsec. unsub. notes 6 1/2s, 2013	2,000,000	2,085,758

Xerox Corp. sr. unsec. notes 5.65s, 2013	553,000	560,167

		2,645,925
Transportation (0.7%)

Burlington Northern Santa Fe, LLC. sr. unsec. notes 7s, 2014	1,000,000	1,062,182

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	118,353	129,005

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	125,893	135,020

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018	495,570	501,335

		1,827,542
Utilities and power (3.5%)

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	240,000	261,150

CenterPoint Energy Resources Corp. sr. unsec. unsub. notes 7 7/8s, 2013	1,570,000	1,587,779

Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	800,000	823,202

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014	700,000	759,659

Duke Energy Corp. sr. unsec. unsub. notes 6.3s, 2014	400,000	421,969

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	260,000	255,775

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 6 1/8s, 2013	250,000	249,997

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 5.65s, 2013	1,600,000	1,612,888

Great Plains Energy, Inc. sr. unsec. unsub. notes 2 3/4s, 2013	550,000	554,869

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5s, 2013	1,500,000	1,553,148

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	654,000	886,403

		8,966,839

Total corporate bonds and notes (cost $86,852,417)		$87,708,235

MORTGAGE-BACKED SECURITIES (29.5%)(a)
	Principal amount	Value

Agency collateralized mortgage obligations (7.5%)

Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.666s, 2035	$43,982	$71,098
Ser. T-8, Class A9, IO, 0.366s, 2028	189,156	2,010
Ser. T-59, Class 1AX, IO, 0.273s, 2043	435,135	5,320
Ser. T-48, Class A2, IO, 0.212s, 2033	642,448	6,174
Ser. 4077, Class TO, PO, zero %, 2041	839,720	702,863
Ser. 3835, Class FO, PO, zero %, 2041	3,516,489	3,014,299
FRB Ser. T-54, Class 2A, IO, zero %, 2043	256,999	40

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.785s, 2031	331,829	458,689
IFB Ser. 06-86, Class SY, 23.27s, 2036	65,177	69,739
IFB Ser. 05-75, Class GS, 19.639s, 2035	456,076	659,026
IFB Ser. 11-4, Class CS, 12.493s, 2040	623,998	747,627
Ser. 03-W10, Class 1, IO, 1.347s, 2043	100,111	4,180
Ser. 98-W5, Class X, IO, 0.588s, 2028	349,831	15,305
Ser. 98-W2, Class X, IO, 0.48s, 2028	1,209,753	53,305
Ser. 03-W1, Class 2A, IO, zero %, 2042	554,753	43

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.633s, 2041	1,591,320	2,538,506
IFB Ser. 10-158, Class SD, 14.386s, 2040	377,000	532,403
IFB Ser. 11-70, Class WS, 9.291s, 2040	1,272,000	1,442,270
IFB Ser. 11-72, Class SE, 7.132s, 2041	2,689,000	2,796,492
IFB Ser. 11-56, Class MS, 6.87s, 2041	1,666,468	1,827,815
Ser. 11-70, PO, zero %, 2041	4,358,940	3,622,410
Ser. 10-151, Class KO, PO, zero %, 2037	541,091	487,328

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.582s, 2027	93,810	1,180
Ser. 98-3, IO, 0.343s, 2027	58,822	960
Ser. 98-2, IO, 0.267s, 2027	50,981	366
Ser. 98-4, IO, zero %, 2026	74,629	2,702

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.046s, 2045	265,754	50,493

		19,112,643
Commercial mortgage-backed securities (16.9%)

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	164,983	169,223
Ser. 04-3, Class D, 5.61s, 2039	626,000	643,885
FRB Ser. 07-3, Class A2, 5.592s, 2049	1,033,166	1,033,911
Ser. 06-5, Class A2, 5.317s, 2047	1,238,610	1,238,448
Ser. 06-6, Class A2, 5.309s, 2045	1,113,143	1,146,694
Ser. 04-4, Class D, 5.073s, 2042	479,000	477,353
Ser. 07-1, Class XW, IO, 0.315s, 2049	1,189,598	11,640

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.866s, 2042	1,422,091	12,789
Ser. 02-PB2, Class XC, IO, 0.389s, 2035	1,631,860	16

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.964s, 2042	1,250,000	1,340,625
Ser. 05-PWR9, Class AJ, 4.985s, 2042(F)	890,000	914,982

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB Ser. 06-PW11, Class B, 5.454s, 2039(F)	426,000	391,959

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class D, 4.878s, 2045(F)	1,181,000	1,178,019

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B, 5.248s, 2046	83,175	83,625
Ser. 05-C6, Class AJ, 5.209s, 2044	1,250,000	1,315,563

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049(F)	718,000	751,654

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.761s, 2039	926,559	938,281
FRB Ser. 07-C4, Class A3, 5.761s, 2039	987,000	1,051,431

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037(F)	1,147,000	1,150,554
Ser. 02-CP5, Class E, 5.339s, 2035	753,000	750,868
Ser. 05-C6, Class AJ, 5.23s, 2040(F)	1,205,000	1,294,276
Ser. 05-C6, Class B, 5.23s, 2040	710,000	658,525
Ser. 03-CPN1, Class E, 4.891s, 2035	462,000	461,889

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	515,297	557,809
FRB Ser. 03-CK2, Class G, 5.744s, 2036	425,520	424,781
Ser. 03-C3, Class AX, IO, 1.657s, 2038	9,519,022	5,312

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035	468,000	479,700

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3, 5.481s, 2049	973,000	1,045,540

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	894,000	904,561
Ser. 05-C3, Class XC, IO, 0.149s, 2045	63,544,282	266,275

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class AJ, 4.915s, 2041	710,000	733,419

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042(F)	727,000	739,012

Greenwich Capital Commercial Funding Corp. 144A
FRB Ser. 03-C1, Class J, 5.363s, 2035(F)	370,000	375,623
Ser. 03-C1, Class G, 4.773s, 2035	626,000	622,411

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	180,173	186,479
Ser. 05-GG4, Class B, 4.841s, 2039(F)	540,000	481,592

GS Mortgage Securities Corp. II 144A FRB Ser. 12-GCJ9, Class XA, IO, 2.411s, 2045	2,894,165	439,238

GS Mortgage Securities Trust 144A Ser. GC10, Class D, 4.415s, 2046(F)	350,000	330,169

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051(F)	336,000	339,468
FRB Ser. 04-CB9, Class B, 5.662s, 2041(F)	372,000	381,859
FRB Ser. 02-C2, Class E, 5.476s, 2034	576,000	576,000
Ser. 02-C3, Class D, 5.314s, 2035	430,518	430,518
Ser. 04-CB8, Class B, 4 1/2s, 2039	943,000	966,481

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 11-C3, Class E, 5.533s, 2046(F)	260,000	271,318
FRB Ser. 11-C5, Class D, 5.314s, 2046(F)	557,000	571,027
FRB Ser. 12-CBX, Class E, 5.189s, 2045	281,000	285,299
FRB Ser. 12-LC9, Class E, 4.429s, 2047	312,000	294,113

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	1,966	1,965
Ser. 06-C7, Class A2, 5.3s, 2038	455,941	455,941
Ser. 05-C7, Class A2, 5.103s, 2030	1,714	1,714
Ser. 07-C2, Class XW, IO, 0.499s, 2040	1,279,864	22,627

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.85s, 2050	1,229,000	1,300,141
FRB Ser. 07-C1, Class A2, 5.746s, 2050	141,451	143,989
Ser. 03-KEY1, Class C, 5.373s, 2035	463,000	469,528
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	371,800

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.191s, 2043	51,696,556	572,694

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL, 0.326s, 2049	342,193	340,268

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.203s, 2049(F)	63,173,404	789,726

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.652s, 2042(F)	874,000	872,554
Ser. 07-IQ14, Class A2, 5.61s, 2049	355,128	365,613
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049	233,805	242,573

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.843s, 2043	574,000	596,099

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust Ser. 13-C7, Class XA, IO, 1.771s, 2046	3,290,000	377,330

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	258,000	274,770

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1, Class J, 7s, 2032	627,000	636,006

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ, 5.553s, 2039(F)	676,000	739,809

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class XA, IO, 1.822s, 2063	5,611,997	571,750

Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class D, 5.396s, 2042(F)	580,000	561,631
Ser. 06-C29, Class AM, 5.339s, 2048	570,000	641,668
Ser. 07-C30, Class A3, 5.246s, 2043	304,100	309,993
Ser. 06-C29, IO, 0.385s, 2048	39,252,833	529,913

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.439s, 2035(F)	1,032,000	1,083,284
FRB Ser. 03-C6, Class J, 5.24s, 2035(F)	420,000	426,298
Ser. 07-C31, IO, 0.237s, 2047	90,143,620	690,162

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.249s, 2044	535,000	558,675
FRB Ser. 12-C10, Class D, 4.462s, 2045	338,000	323,002
FRB Ser. 13-C11, Class D, 4.186s, 2045(FWC)	295,000	280,066

		43,275,803
Residential mortgage-backed securities (non-agency) (5.1%)

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	259,855	135,774
Ser. 12-RR10, Class 8A2, 4s, 2036	560,014	565,614

Barclays Capital, LLC Trust 144A Ser. 09-RR7, Class 2A7, IO, 1.567s, 2047	8,575,403	354,164

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,187,609	38,241
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	885,240	16,288

Countrywide Asset Backed Certificates
FRB Ser. 05-AB1, Class A3, 0.504s, 2035	158,890	143,001
FRB Ser. 07-3, Class 2A1, 0.304s, 2047	970,900	977,575

GSAA Home Equity Trust FRB Ser. 04-10, Class AF4, 5.17s, 2034	378,918	404,003

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, P, 0.8s, 2047	1,065,943	34,110

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A5, Class A3, 2.565s, 2035	850,000	816,000

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.241s, 2046	1,124,983	978,735
FRB Ser. 05-AR17, Class A1B2, 0.614s, 2045	1,828,192	1,526,540
FRB Ser. 05-AR6, Class 2AB2, 0.574s, 2045	1,587,095	1,412,515
FRB Ser. 05-AR8, Class 2AB3, 0.564s, 2045	1,580,859	1,406,964
FRB Ser. 05-AR1, Class A3, 0.564s, 2045	1,608,655	1,431,703

Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR1, Class 2A5, 5.354s, 2036	1,500,000	1,507,500
FRB Ser. 04-H, Class A1, 2.615s, 2034	1,258,564	1,287,263

		13,035,990

Total mortgage-backed securities (cost $71,647,695)		$75,424,436

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.3%)(a)
	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)

Government National Mortgage Association Pass-Through Certificates
3s, TBA, February 1, 2043	$2,000,000	$2,086,406
3s, TBA, February 1, 2043	1,000,000	1,043,594

		3,130,000
U.S. Government Agency Mortgage Obligations (2.1%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
5s, January 1, 2021(i)	107,909	119,001
4.5s, April 1, 2024(i)	113,745	125,009

Federal National Mortgage Association Pass-Through Certificates
3s, TBA, March 1, 2043	2,000,000	2,059,688
3s, TBA, February 1, 2043	3,000,000	3,098,438

		5,402,136

Total U.S. government and agency mortgage obligations (cost $8,584,440)		$8,532,136

U.S. TREASURY OBLIGATIONS (—)(a)
	Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020	$56,000	$60,423

Total U.S. treasury Obligations (cost $53,064)		$60,423

MUNICIPAL BONDS AND NOTES (1.3%)(a)
	Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC), 0.6s, 10/1/27	$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.58s, 3/1/38	1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)		$3,200,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)(a)
	Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	$1,340,000	$1,171,160

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	200,000	219,278

Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)	300,000	326,782

Total foreign government and agency bonds and notes (cost $1,812,734)		$1,717,220

SHORT-TERM INVESTMENTS (34.7%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10%(AFF)	37,299,411	$37,299,411

SSgA Prime Money Market Fund 0.06%(P)	108,000	108,000

Interest in $7,000,000 joint tri-party repurchase agreement dated 1/31/13 with BNP Paribas due 2/1/13 - maturity value of $1,300,009 for an effective yield of 0.26% (collateralized by various corporate bonds and notes with coupon rates ranging from zero% to 7.45% and due dates ranging from 4/7/14 to 12/1/42, valued at $7,350,001)	$1,300,000	1,300,000

Abbey National North America, LLC commercial paper yield of 0.853%, April 2, 2013	1,000,000	999,473

Avon Capital Corp. commercial paper yield of 0.750%, February 7, 2013	1,000,000	999,875

Avon Capital Corp. commercial paper yield of 0.800%, February 15, 2013	400,000	399,876

AXA Financial, Inc. commercial paper yield of 0.662%, April 25, 2013	1,000,000	999,323

Bank of Montreal/Chicago, IL FRN certificate of deposit yield of 0.510%, August 15, 2013 (Canada)	900,000	901,183

CAFCO, LLC asset backed commercial paper yield of 0.734%, August 9, 2013	700,000	698,239

Canadian Imperial Bank of Commerce/New York, NY FRN certificate of deposit yield of 0.560%, November 26, 2014 (Canada)	1,000,000	999,647

CHARTA, LLC 144A asset backed commercial paper yield of 0.806%, December 3, 2013	500,000	497,102

CIESCO, LP asset backed commercial paper yield of 0.743%, August 5, 2013	1,000,000	997,572

COFCO Capital Corp. asset backed commercial paper yield of 0.400%, March 5, 2013	1,500,000	1,499,467

Commonwealth Bank of Australia FRN certificate of deposit yield of 1.553%, January 17, 2014 (Australia)	650,000	655,858

CRC Funding, LLC commercial paper yield of 0.744%, August 2, 2013	1,200,000	1,196,804

Daimler Finance North America, LLC asset backed commercial paper yield of 0.955%, February 7, 2013	600,000	599,905

Daimler Finance North America, LLC commercial paper yield of 0.977%, August 15, 2013	1,300,000	1,295,959

DIRECTV Holdings, LLC commercial paper yield of 0.450%, February 5, 2013	500,000	499,975

ENI Finance USA, Inc. commercial paper yield of 0.550%, March 14, 2013	500,000	499,687

Entergy Corp. commercial paper yield of 0.700%, February 27, 2013	500,000	499,747

Entergy Corp. commercial paper yield of 0.730%, March 11, 2013	1,000,000	999,229

Ford Motor Credit Co., LLC commercial paper yield of 1.170%, September 30, 2013	500,000	496,288

Ford Motor Credit Co., LLC commercial paper yield of 1.189%, July 9, 2013	500,000	497,706

Ford Motor Credit Co., LLC commercial paper yield of 1.210%, August 16, 2013	1,000,000	994,136

GATX Corp. commercial paper yield of 0.450%, February 20, 2013	1,000,000	999,763

Govco, LLC asset backed commercial paper yield of 0.400%, March 8, 2013	1,500,000	1,499,417

Manhattan Asset Funding Co., LLC commercial paper yield of 0.240%, February 12, 2013 (Japan)	1,500,000	1,499,890

National Grid USA commercial paper yield of 0.620%, February 15, 2013	800,000	799,807

Nissan Motor Acceptance Corp. commercial paper yield of 0.380%, February 13, 2013	1,000,000	999,873

Nordea Bank Finland PLC/New York FRN certificate of deposit yield of 0.745%, April 5, 2013	1,825,000	1,826,653

Northern Pines Funding, LLC commercial paper yield of 0.602%, October 28, 2013 (Germany)	1,000,000	995,517

Societe Generale North America commercial paper yield of 0.621%, April 8, 2013 (France)	1,000,000	999,392

Spectra Energy Partners, LP commercial paper yield of 0.620%, February 14, 2013	1,100,000	1,099,754

Straight-A Funding, LLC commercial paper yield of 0.190%, April 9, 2013	7,825,000	7,822,556

Svenska Handelsbanken, Inc. commercial paper yield of 0.190%, March 21, 2013 (Sweden)	2,000,000	1,999,493

Svenska Handelsbanken/New York, NY FRN certificate of deposit yield of 0.919%, September 25, 2013 (Sweden)	500,000	502,029

Svenska Handelsbanken/New York, NY FRN certificate of deposit yield of 1.103%, July 17, 2014 (Sweden)	850,000	852,454

Thunder Bay Funding, LLC commercial paper yield of 0.190%, April 23, 2013	3,900,000	3,898,197

U.S. Treasury Bills with an effective yield of 0.122%, December 12, 2013(SEG)(SEGSF)	175,000	174,802

U.S. Treasury Bills with an effective yield of 0.130%, January 9, 2014 (SEGCCS)	17,000	16,978

Vodafone Group PLC commercial paper yield of 0.840%, April 16, 2013 (United Kingdom)	1,500,000	1,497,666

Vodafone Group PLC commercial paper yield of 1.026%, February 15, 2013 (United Kingdom)	350,000	349,861

Volvo Treasury AB commercial paper yield of 0.570%, March 11, 2013 (Sweden)	800,000	799,519

Westar Energy, Inc. commercial paper yield of 0.420%, March 1, 2013	1,500,000	1,499,510

Working Capital Management Co. commercial paper yield of 0.190%, February 15, 2013 (Japan)	1,300,000	1,299,904

Wyndham Worldwide Corp. commercial paper yield of 0.850%, February 6, 2013	500,000	499,941

Wyndham Worldwide Corp. commercial paper yield of 0.897%, February 13, 2013	1,000,000	999,689

Total short-term investments (cost $88,848,711)		$88,867,127

TOTAL INVESTMENTS

Total investments (cost $260,999,061)(b)		$265,509,577

FORWARD CURRENCY CONTRACTS at 1/31/13 (aggregate face value $223,694) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	2/20/13	$82,465	$84,785	$2,320
	Euro	Buy	2/20/13	1,630	1,590	40
Goldman Sachs International
	Euro	Buy	2/20/13	7,740	7,551	189
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	2/20/13	66,044	66,906	862
	Euro	Buy	2/20/13	33,405	32,593	812
UBS AG
	Swiss Franc	Buy	2/20/13	15,276	15,188	88
	Swiss Franc	Sell	2/20/13	15,276	14,945	(331)
WestPac Banking Corp.
	Euro	Buy	2/20/13	136	136	—

Total						$3,980

FUTURES CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 3 yr (Short)	20	$2,275,732	Mar-13	$4,825
Canadian Government Bond 10 yr (Long)	4	536,234	Mar-13	(7,836)
U.K. Gilt 10 yr (Short)	2	369,126	Mar-13	7,829

Total				$4,818

TBA SALE COMMITMENTS OUTSTANDING at 1/31/13 (proceeds receivable $3,119,531) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, February 1, 2043	$3,000,000	3/12/13	$3,098,437

Total			$3,098,437

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)
Counterparty
Fixed Right or Obligation % to receive or (pay)/Floating rate index/Maturity date	Expiration date/ strike	Contract amount	Unrealized

Credit Suisse International
(2.00)/3 month USD-LIBOR-BBA/Mar-23 (Purchased)	Mar-13/2.00	$4,063,000	$30,919
(1.50)/3 month USD-LIBOR-BBA/Mar-23 (Purchased)	Mar-13/1.50	4,063,000	(6,988)
Total			$23,931

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
		$8,160,700	(E)	$(123,635)	3/20/23	1.75%	3 month USD-LIBOR-BBA	$143,302
	Barclays Bank PLC
		8,600,000	(E)	2,838	3/20/15	0.45%	3 month USD-LIBOR-BBA	3,354
		2,318,000	(E)	8,855	3/20/18	3 month USD-LIBOR-BBA	0.90%	(10,802)
		303,000	(E)	(15,241)	3/20/43	2.60%	3 month USD-LIBOR-BBA	11,332
		923,000	(E)	(27,179)	3/20/23	1.75%	3 month USD-LIBOR-BBA	3,013
	GBP	412,000		—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	(80,368)
	Citibank, N.A.
		$363,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	5,478
		492,000	(E)	(10,627)	3/20/23	1.75%	3 month USD-LIBOR-BBA	5,466
	Credit Suisse International
		45,003,000	(E)	51,880	3/20/15	0.45%	3 month USD-LIBOR-BBA	54,581
		3,374,000	(E)	(40,410)	3/20/23	1.75%	3 month USD-LIBOR-BBA	69,955
		1,990,000	(E)	27,069	3/20/23	3 month USD-LIBOR-BBA	1.75%	(38,024)
		1,481,000	(E)	91	3/20/18	3 month USD-LIBOR-BBA	0.90%	(12,468)
		3,763,000	(E)	(3,161)	3/20/15	3 month USD-LIBOR-BBA	0.45%	(3,387)
		84,000	(E)	4,548	3/20/43	3 month USD-LIBOR-BBA	2.60%	(2,819)
		2,325,000	(E)	(5,509)	3/20/18	0.90%	3 month USD-LIBOR-BBA	14,208
		698,000	(E)	(22,044)	3/20/43	2.60%	3 month USD-LIBOR-BBA	39,171
	Deutsche Bank AG
		5,982,000	(E)	(529)	3/20/18	0.90%	3 month USD-LIBOR-BBA	50,198
		245,000	(E)	(56)	3/20/15	0.45%	3 month USD-LIBOR-BBA	(42)
		3,222,000	(E)	(89,581)	3/20/43	2.60%	3 month USD-LIBOR-BBA	192,988
		11,664,000	(E)	288,176	3/20/23	3 month USD-LIBOR-BBA	1.75%	(93,354)
	Goldman Sachs International
		1,961,000	(E)	17,512	3/20/23	3 month USD-LIBOR-BBA	1.75%	(46,632)
		18,839,000	(E)	(352,962)	3/20/23	1.75%	3 month USD-LIBOR-BBA	263,262
		11,739,000	(E)	(46,606)	3/20/18	0.90%	3 month USD-LIBOR-BBA	52,940
		1,210,000	(E)	60,034	3/20/43	3 month USD-LIBOR-BBA	2.60%	(46,084)
	GBP	412,000		—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	28,113
	JPMorgan Chase Bank N.A.
	CAD	590,000		—	9/21/21	2.3911%	3 month CAD-BA-CDOR	(7,841)
	CAD	2,213,000		—	5/2/15	3 month CAD-BA-CDOR	1.6575%	11,718
	Royal Bank of Scotland PLC (The)
		$800,000	(E)	(5,625)	3/20/23	1.75%	3 month USD-LIBOR-BBA	20,542

	Total							$627,800
(E)	Extended effective date.

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$338,300	(E)	$(3,064)	3/20/23	1.75%	3 month USD-LIBOR-BBA	$8,002

	Total						$8,002
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$800,000	$—	4/7/16	(2.63%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	$(11,624)
Goldman Sachs International
	460,000	—	3/1/16	2.47%	USA Non Revised Consumer Price Index- Urban (CPI-U)	2,180
	345,000	—	3/3/16	2.45%	USA Non Revised Consumer Price Index- Urban (CPI-U)	1,275
	1,058,000	—	4/3/17	2.3225%	USA Non Revised Consumer Price Index- Urban (CPI-U)	222
	1,058,000	—	4/4/17	2.35%	USA Non Revised Consumer Price Index- Urban (CPI-U)	1,777
	1,058,000	—	4/5/17	2.355%	USA Non Revised Consumer Price Index- Urban (CPI-U)	2,074
	1,058,000	—	4/5/22	2.66%	USA Non Revised Consumer Price Index- Urban (CPI-U)	(4,046)
GBP	660,000	—	3/30/17	(3.0925%)	GBP Non-revised UK Retail Price Index	7,694
GBP	660,000	—	4/2/17	(3.085%)	GBP Non-revised UK Retail Price Index	5,595
GBP	1,320,000	—	9/20/17	2.6625%	GBP Non-revised UK Retail Price Index	(76,748)
GBP	660,000	—	9/21/17	2.66%	GBP Non-revised UK Retail Price Index	(38,510)
GBP	660,000	—	4/3/17	(3.09%)	GBP Non-revised UK Retail Price Index	5,308

Total						$(104,803)

Key to holding's currency abbreviations
FRB	Canadian Dollar
GBP	British Pound
Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $255,976,671.
(b)	The aggregate identified cost on a tax basis is $261,101,287, resulting in gross unrealized appreciation and depreciation of $4,906,719 and $474,498, respectively, or net unrealized appreciation of $4,432,221.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$51,210,289	$69,110,189	$83,021,067	$12,644	$37,299,411
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $9,116,345 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Upfront premiums are recorded as realizes gains and losses at the closing of the contract. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin. Payments received or made are recorded as realized gains or losses. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty. There is minimal counterparty risk with respect to centrally cleared interest rate contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries and to gain exposure to rates of inflation in specific regions or countries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $547,552 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $102,831 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $147,836.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$87,708,235	$—
Foreign government and agency bonds and notes	—	1,717,220	—
Mortgage-backed securities	—	75,424,436	—
Municipal bonds and notes	—	3,200,000	—
U.S. Government and Agency Mortgage Obligations	—	8,532,136	—
U.S. Treasury Obligations	—	60,423	—
Short-term investments	37,407,411	51,459,716	—

Totals by level	$37,407,411	$228,102,166	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,980	$—
Futures contracts	4,818	—	—
Forward premium swap option contracts	—	23,931	—
TBA sale commitments	—	(3,098,437)	—
Interest rate swap contracts	—	921,028	—
Total return swap contracts	—	(104,803)	—

Totals by level	$4,818	$(2,254,301)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$4,311	$331
Interest rate contracts	1,735,629	890,655

Total	$1,739,940	$890,986

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Purchased swap option contracts (contract amount)	$11,800,000
Written swap option contracts (contract amount)	$4,200,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$280,000
OTC Interest rate swap contracts (notional)	$251,100,000
Central Cleared Interest rate swap contracts (notional)	$250,000
OTC Total return swap contracts (notional)	$12,100,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 28, 2013